COLUMBIA FUNDS SERIES TRUST

Columbia International Value Fund

(the “Fund”)

Supplement dated March 20, 2009 to the Prospectuses, each dated July 1, 2008

1)	The Board of Trustees has approved the reopening of the Fund to both existing and new investors, effective on or about March 31, 2009 (the “Effective Date”). Accordingly, on the Effective Date, all references throughout the prospectuses pertaining to the Fund’s closing are deleted.

2)	The subsection entitled “Industry Sector Risk” with the following description is hereby added to immediately follow the “Currency Risk” subsection within the “Principal Risks” section of the Fund’s prospectuses:

Industry Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in the same industry or in a closely related group of industries within an economic sector. Companies in the same industry or sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in an industry or sector than funds that invest more broadly.

3)	Effective April 1, 2009, the Fund has changed its benchmark to the Morgan Stanley Capital International Europe Australasia, Far East (“MSCI EAFE”) Value Index. Accordingly, effective April 1, 2009, the Fund’s prospectuses are revised and supplemented as follows:

Reference to the MSCI EAFE Index as the Fund’s benchmark in the “FUNDimensions™” information table is deleted and replaced with the MSCI EAFE Value Index.

The last two sentences of the paragraph under the heading “Average Annual Total Return as of December 31, 2007” in the section entitled “Performance Information” are revised and replaced in their entirety as follows:

The table compares the Fund’s returns for each period with those of the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index, which is a subset of the MSCI EAFE Index, and constituents of the index include securities from Europe, Australasia and the Far East. The index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE Index and consists of those securities classified by Morgan Stanley Capital International, Inc. (MSCI) as most representing the value style, such as higher book value-to-price ratios, higher forward earnings-to-price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style. Prior to April 1, 2009, the Fund’s benchmark is the MSCI EAFE Index, which is a free float-adjusted market capitalization index that is designed to measure developed equity market performance excluding the U.S. and Canada. The Fund changed its benchmark effective April 1, 2009 because the Advisor believes that the MSCI EAFE Value Index more closely aligns with the historical value bias of the Fund and better conveys the Fund’s characteristics and risk profile compared to the prior benchmark. The Fund’s average annual returns for each period are shown compared to the MSCI EAFE Value Index, as well as the Fund’s prior benchmark, the MSCI EAFE Index. Indices are not available for investment, and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

The following line is added to the table under the heading “Average Annual Total Return as of December 31, 2007” in the section entitled “Performance Information”:

	1 Year	5 Years	10 Years
MSCI EAFE Value Index (reflects no deductions for fees, expenses or taxes)	5.96%	23.21%	10.66%

Shareholders should retain this Supplement for future reference.

INT-47/8854-0309